Exhibit 10.4

Cactus Acquisition Corp. 1 Limited

4B Cedar Brook Drive

Cranbury, NJ 08512

May 21, 2021

Cactus Healthcare Management LP

4B Cedar Brook Drive

Cranbury, NJ 08512

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of Cactus Acquisition Corp.’s (the “Company”) securities and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Cactus Healthcare Management LP shall, or shall cause its affiliates to, make available to the Company certain office space, utilities, secretarial support and other administrative support and services as may be required by the Company from time to time, situated at 4B Cedar Brook Drive, Cranbury, NJ 08512 (or any successor location). In exchange therefore, the Company shall pay Cactus Healthcare Management LP the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. Cactus Healthcare Management LP hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

Cactus Acquisition Corp. 1 Limited

By:	/s/ Ofer Gonen
	Name:	Ofer Gonen
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

Cactus Healthcare Management LP

By:	Cactus Healthcare Management LLC,
its sole General Partner

By:	/s/ Stephen T. Wills
	Name:	Stephen T. Wills
	Title:	Secretary

[Signature Page to Administrative Services Agreement]